SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: September 9, 2002
(Date of earliest event reported: June 25, 2002)

TECHNICAL OLYMPIC USA, INC.

(Name of Registrant as specified in its charter)

DELAWARE	000-23677	76-0460831

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 HOLLYWOOD BLVD., SUITE 500N
HOLLYWOOD, FLORIDA 33021

(Address of Registrant’s principal executive offices)

(954) 364-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 25, 2002, Engle Holdings Corp. (Engle) merged with and into Newmark Homes Corp. (Newmark). The combined company was renamed Technical Olympic USA, Inc. (the Company). Each issued and outstanding share of Engle common stock was exchanged for 1,724.08294 shares of Newmark common stock (the Merger). At the date of the Merger, there were 9,500 shares of Engle common stock issued and outstanding, all of which were held by Technical Olympic, Inc. (TOI). As a result of the Merger, 16,378,787 of additional shares were issued to TOI. In addition, the Company assumed approximately $75 million of debt incurred by TOI. As both Engle and Newmark were under the control of TOI, in accordance with Statement of Financial Accounting Standards (SFAS) No. 141, “Business Combinations”, the Merger was accounted for in a manner similar to a pooling of interests, whereby the Company recognized the acquired assets and liabilities of Engle at their historical carrying amounts. As both entities came under common control of TOI on November 22, 2000, the financial statements and other operating data of the Company have been restated to include the operations of Engle from November 22, 2000.

The Company has restated its Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements and Notes thereto to reflect the Merger.

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

Forward-looking statements in this Form 8-K, including without limitation, statements relating to the Company’s plans, strategies, objectives, expectations, intentions, and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including without limitation, the following: (i) the Company’s plans, strategies, objectives, expectations, and intentions are subject to change at any time at the discretion of the Company; (ii) the Company’s plans and results of operations will be affected by the Company’s ability to manage its growth and inventory; (iii) other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of the business acquired:

Consolidated Financial Statements and Notes thereto of Engle Holdings Corp. See Exhibit 99.1

     (b)  Pro forma financial information:

Not applicable

     (c)  Exhibits:

99.1	Consolidated Financial Statements and Notes thereto of Engle Holdings Corp.

99.2	Selected Financial Data of Technical Olympic USA, Inc. (as restated)

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Technical Olympic USA, Inc. (as restated)

99.4	Consolidated Financial Statements and Notes thereto of Technical Olympic USA, Inc. (as restated)

99.5	Certification of Antonio B. Mon, Chief Executive Officer

99.6	Certification of Tommy L. McAden, Chief Financial Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Olympic USA, Inc.

Date: September 9, 2002	By: /s/ RANDY L. KOTLER

Randy L. Kotler Chief Accounting Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Consolidated Financial Statements and Notes thereto of Engle Holdings Corp.

99.2	Selected Financial Data of Technical Olympic USA, Inc. (as restated)

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Technical Olympic USA, Inc. (as restated)

99.4	Consolidated Financial Statements and Notes thereto of Technical Olympic USA, Inc. (as restated)

99.5	Certification of Antonio B. Mon, Chief Executive Officer

99.6	Certification of Tommy L. McAden, Chief Financial Officer

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